                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 9, 2003
                                 Date of Report
                        (Date of earliest event reported)

                          SORRENTO NETWORKS CORPORATION
               (Exact name of Registrant as specified in charter)

                                  DELAWARE
                 (State or other jurisdiction of incorporation)

         0-15810                                                       04-3757586
(Commission File No.)                                (IRS Employer Identification Number)

                               9990 Mesa Rim Road
                           San Diego, California 92121
                     (Address of Principal Executive Office)

                                 (858) 558-3960
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Earning Conference Call

On June 9, 2003 Sorrento Networks Corporation held their first quarter earnings release conference call. The transcript is attached hereto as Exhibit 99.1. The first quarter Results of Operations and Financial Condition were released in a press release on June 2, 2003 and an 8-K filing June 3, 2003.


This report contains forward-looking statements that are based on current expectations, estimates, forecasts and projections about the industries in which we operate, our beliefs and our management's assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and description of such risks and uncertainties, see the reports filed by Sorrento Networks Corporation with the Securities and Exchange Commission.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable
         (b) Not applicable
         (c) Exhibits               Description
             --------               -----------

                  99.1              Earnings Conference Call Transcript.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SORRENTO NETWORKS CORPORATION

DATE: June 11, 2003                By: /s/ Joe R. Armstrong
                                       --------------------------------
                                       Joe R. Armstrong, Chief Financial Officer